UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8K

________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 10, 2005

CoTherix, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-05794	04-3513144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. employer identification number)

5000 Shoreline Court, Suite 101, South San Francisco, CA 94080

(Address of principal executive offices and zip code)

(650) 808-6500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Effective March 10, 2005, CoTherix, Inc., a Delaware corporation ("CoTherix"), and Cardinal Health PTS, LLC, a Delaware limited liability company, by and through its Specialty Pharmaceutical Services group ("Cardinal Health"), entered into a three-year distribution agreement pursuant to which Cardinal Health will be the exclusive distribution agent to the Company's specialty pharmacy distributors for the commercial sales of Ventavis® (iloprost) inhalation solution in all formulations within the United States.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2005

CoTherix, Inc.
By:	/s/ Christine Gray-Smith
Christine Gray-Smith Executive Vice President and Chief Financial Officer